AXONIC FUNDS

Axonic Strategic Income Fund

Supplement dated January 21, 2026

to

Prospectus dated February 28, 2025

This document supplements information in the Prospectus, dated February 28, 2025, of Axonic Funds. Unless otherwise indicated, all other information included in the Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged.

Effective October 31, 2025, the Fund makes distributions from the Fund’s net investment income which are accrued daily and typically paid monthly. The distribution rate as of December 31, 2025 was 6.46%. The distribution rate is expressed as a percentage equal to annualizing actual dividends distributed for the applicable month-end period and dividing by the net asset value on the last business day for the same period and then averaging the resulting rates over the past 12 months. There can be no assurances that the Fund will achieve any level of distribution to its Shareholders. The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from Generally Accepted Accounting Principles.

Investors Should Retain this Supplement for Future Reference